Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending June 30, 2007 and 2006

	2nd Quarter		Change
(in thousands, except per share data)	2007	2006
Operating Revenues
Oil and gas operations	$203,356	$169,178	$34,178
Natural gas distribution	111,566	113,196	(1,630)
Total operating revenues	314,922	282,374	32,548

Operating Expenses
Cost of gas	53,358	57,831	(4,473)
Operations & maintenance	84,111	78,401	5,710
Depreciation, depletion and amortization	38,707	34,499	4,208
Taxes, other than income taxes	21,870	21,433	437
Accretion expense	971	912	59
Total operating expenses	199,017	193,076	5,941
Operating Income	115,905	89,298	26,607

Other Income (Expense)
Interest expense	(12,016)	(12,366)	350
Other income	950	255	695
Other expense	(187)	(272)	85
Total other expense	(11,253)	(12,383)	1,130

Income from Continuing Operations Before Income Taxes	104,652	76,915	27,737
Income tax expense	36,749	27,313	9,436

Income from Continuing Operations	67,903	49,602	18,301

Discontinued Operations, Net of Taxes
Income (loss) from discontinued operations	-	(1)	1
Gain on disposal of discontinued operations	-	-	-

Income (Loss) from Discontinued Operations	-	(1)	1

Net Income	$67,903	$49,601	$18,302

Diluted Earnings Per Average Common Share
Continuing operations	$0.94	$0.67	$0.27
Discontinued operations	-	-	-

Net Income	$0.94	$0.67	$0.27

Basic Earnings Per Average Common Share
Continuing operations	$0.95	$0.68	$0.27
Discontinued operations	-	-	-

Net Income	$0.95	$0.68	$0.27

Diluted Avg. Common Shares Outstanding	72,249	73,902	(1,653)
Basic Avg. Common Shares Outstanding	71,592	73,028	(1,436)
Dividends Per Common Share	$0.115	$0.11	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 6 months ending June 30, 2007 and 2006

	Year-to-date		Change
(in thousands, except per share data)	2007	2006

Operating Revenues
Oil and gas operations	$397,389	$338,697	$58,692
Natural gas distribution	410,194	431,819	(21,625)

Total operating revenues	807,583	770,516	37,067

Operating Expenses
Cost of gas	221,496	251,881	(30,385)
Operations & maintenance	166,154	152,884	13,270
Depreciation, depletion and amortization	76,727	68,796	7,931
Taxes, other than income taxes	52,182	54,112	(1,930)
Accretion expense	1,921	1,810	111

Total operating expenses	518,480	529,483	(11,003)

Operating Income	289,103	241,033	48,070

Other Income (Expense)
Interest expense	(24,237)	(25,543)	1,306
Other income	1,511	962	549
Other expense	(382)	(501)	119

Total other expense	(23,108)	(25,082)	1,974

Income from Continuing Operations Before Income Taxes	265,995	215,951	50,044
Income tax expense	94,211	78,848	15,363

Income from Continuing Operations	171,784	137,103	34,681

Discontinued Operations, Net of Taxes
Income (loss) from discontinued operations	1	(8)	9
Gain on disposal of discontinued operations	-	-	-

Income (Loss) from Discontinued Operations	1	(8)	9

Net Income	$171,785	$137,095	$34,690

Diluted Earnings Per Average Common Share
Continuing operations	$2.38	$1.85	$0.53
Discontinued operations	-	-	-

Net Income	$2.38	$1.85	$0.53

Basic Earnings Per Average Common Share
Continuing operations	$2.40	$1.87	$0.53
Discontinued operations	-	-	-

Net Income	$2.40	$1.87	$0.53

Diluted Avg. Common Shares Outstanding	72,153	73,978	(1,825)
Basic Avg. Common Shares Outstanding	71,538	73,148	(1,610)
Dividends Per Common Share	$0.23	$0.22	$0.01

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 12 months ending June 30, 2007 and 2006

	Trailing 12 Months
(in thousands, except per share data)	2007	2006	Change

Operating Revenues
Oil and gas operations	$789,234	$629,084	$160,150
Natural gas distribution	641,819	667,194	(25,375)

Total operating revenues	1,431,053	1,296,278	134,775

Operating Expenses
Cost of gas	342,712	380,224	(37,512)
Operations & maintenance	315,427	294,302	21,125
Depreciation, depletion and amortization	150,017	135,961	14,056
Taxes, other than income taxes	93,797	101,751	(7,954)
Accretion expense	3,730	3,160	570

Total operating expenses	905,683	915,398	(9,715)

Operating Income	525,370	380,880	144,490

Other Income (Expense)
Interest expense	(47,346)	(49,149)	1,803
Other income	1,422	2,255	(833)
Other expense	(849)	(675)	(174)

Total other expense	(46,773)	(47,569)	796

Income from Continuing Operations Before Income Taxes	478,597	333,311	145,286
Income tax expense	170,393	119,836	50,557

Income from Continuing Operations	308,204	213,475	94,729

Discontinued Operations, Net of Taxes
Income (loss) from discontinued operations	3	(9)	12
Gain on disposal of discontinued operations	53	22	31

Income from Discontinued Operations	56	13	43

Net Income	$308,260	$213,488	$94,772

Diluted Earnings Per Average Common Share
Continuing operations	$4.26	$2.89	$1.37
Discontinued operations	-	-	-

Net Income	$4.26	$2.89	$1.37

Basic Earnings Per Average Common Share
Continuing operations	$4.29	$2.92	$1.37
Discontinued operations	0.01	-	0.01

Net Income	$4.30	$2.92	$1.38

Diluted Avg. Common Shares Outstanding	72,315	73,939	(1,624)
Basic Avg. Common Shares Outstanding	71,765	73,149	(1,384)
Dividends Per Common Share	$0.45	$0.42	$0.03

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending June 30, 2007 and 2006

	2nd Quarter
(in thousands, except sales price data)	2007	2006	Change
Oil and Gas Operations
Operating revenues
Natural gas	$124,712	$106,194	$18,518
Oil	60,615	47,475	13,140
Natural gas liquids	16,548	13,807	2,741
Other	1,481	1,702	(221)

Total	$203,356	$169,178	$34,178
Production volumes from continuing operations
Natural gas (MMcf)	15,690	15,725	(35)
Oil (MBbl)	947	914	33
Natural gas liquids (MMgal)	19.1	20.1	(1)

Production volumes from continuing ops. (MMcfe)	24,099	24,076	23
Total production volumes (MMcfe)	24,099	24,075	24

Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$7.95	$6.75	$1.2
Oil (barrel)	$64.03	$51.92	$12.11
Natural gas liquids (gallon)	$0.87	$0.69	$0.18

Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$39,121	$31,622	$7,499
Production taxes	13,589	12,759	830

Total	$52,710	$44,381	$8,329
Depreciation, depletion and amortization	$27,000	$23,566	$3,434
Capital expenditures	$107,126	$50,652	$56,474
Exploration expenditures	$178	$1,417	$(1,239)
Operating income	$111,472	$87,138	$24,334

Natural Gas Distribution
Operating revenues
Residential	$66,828	$67,495	$(667)
Commercial and industrial	31,172	32,856	(1,684)
Transportation	11,367	10,261	1,106
Other	2,199	2,584	(385)

Total	$111,566	$113,196	$(1,630)
Gas delivery volumes (MMcf)
Residential	3,187	3,295	(108)
Commercial and industrial	1,981	2,084	(103)
Transportation	12,197	11,589	608

Total	17,365	16,968	397
Other data
Depreciation and amortization	$11,707	$10,933	$774
Capital expenditures	$16,606	$21,590	$(4,984)
Operating income	$4,970	$2,711	$2,259

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 6 months ending June 30, 2007 and 2006

	Year-to-date
(in thousands, except sales price data)	2007	2006	Change
Oil and Gas Operations
Operating revenues
Natural gas	$247,937	$222,278	$25,659
Oil	114,699	89,617	25,082
Natural gas liquids	31,590	23,484	8,106
Other	3,163	3,318	(155)
Total	$397,389	$338,697	$58,692
Production volumes from continuing operations

Natural gas (MMcf)	31,237	31,052	185
Oil (MBbl)	1,873	1,832	41
Natural gas liquids (MMgal)	38.0	36.7	1.3

Production volumes from continuing ops. (MMcfe)	47,905	47,285	620
Total production volumes (MMcfe)	47,904	47,284	620

Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$7.94	$7.16	$0.78
Oil (barrel)	$61.23	$48.93	$12.30
Natural gas liquids (gallon)	$0.83	$0.64	$0.19

Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$74,530	$65,484	$9,046
Production taxes	25,600	25,852	(252)
Total	$100,130	$91,336	$8,794

Depreciation, depletion and amortization	$53,473	$47,117	$6,356
Capital expenditures	$160,521	$95,557	$64,964
Exploration expenditures	$275	$1,526	$(1,251)
Operating income	$216,773	$175,677	$41,096

Natural Gas Distribution
Operating revenues
Residential	$270,626	$286,001	$(15,375)
Commercial and industrial	108,894	117,413	(8,519)
Transportation	25,934	22,996	2,938
Other	4,740	5,409	(669)
Total	$410,194	$431,819	$(21,625)
Gas delivery volumes (MMcf)
Residential	14,766	14,980	(214)
Commercial and industrial	6,853	7,025	(172)
Transportation	25,617	24,948	669
Total	47,236	46,953	283
Other data
Depreciation and amortization	$23,254	$21,679	$1,575
Capital expenditures	$31,573	$40,435	$(8,862)

Operating income	$73,407	$66,438	$6,969

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending June 30, 2007 and 2006

	Trailing 12 Months
(in thousands, except sales price data)	2007	2006	Change
Oil and Gas Operations
Operating revenues
Natural gas	$463,219	$425,913	$37,306
Oil	206,541	151,464	55,077
Natural gas liquids	58,364	44,141	14,223
Other	61,110	7,566	53,544
Total	$789,234	$629,084	$160,150
Production volumes from continuing operations
Natural gas (MMcf)	63,009	62,242	767
Oil (MBbl)	3,686	3,481	205
Natural gas liquids (MMgal)	77.6	72.9	4.7

Production volumes from continuing ops. (MMcfe)	98,216	93,538	4,678
Total production volumes (MMcfe)	98,215	93,558	4,657

Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$7.35	$6.84	$0.51
Oil (barrel)	$56.03	$43.51	$12.52
Natural gas liquids (gallon)	$0.75	$0.61	$0.14

Other data
Lease operating expense (LOE)
LOE and other	$143,899	$121,610	$22,289
Production taxes	49,257	56,050	(6,793)
Total	$193,156	$177,660	$15,496

Depreciation, depletion and amortization	$104,198	$92,987	$11,211
Capital expenditures	$324,642	$360,759	$(36,117)
Exploration expenditures	$2,930	$1,708	$1,222
Operating income	$446,245	$315,208	$131,037
Natural Gas Distribution
Operating revenues
Residential	$410,691	$427,821	$(17,130)
Commercial and industrial	173,381	189,490	(16,109)
Transportation	48,888	43,012	5,876
Other	8,859	6,871	1,988
Total	$641,819	$667,194	$(25,375)
Gas delivery volumes (MMcf)
Residential	22,096	22,398	(302)
Commercial and industrial	11,054	11,817	(763)
Transportation	51,429	49,115	2,314

Total	84,579	83,330	1,249

Other data
Depreciation and amortization	$45,819	$42,974	$2,845
Capital expenditures	$67,295	$78,012	$(10,717)
Operating income	$81,243	$67,326	$13,917